                        SIGNATURES OF REPORTING PERSONS

    This Statement on Form 4 is filed by the Reporting Persons listed below.

Dated:  February 20, 2018

                            SILVER PRIVATE HOLDINGS I, LLC
                            By: Silver Private Investments, LLC, its sole
                            member

                            By:    /s/ Peter Berger
                                   ----------------------------------
                                   Name:  Peter Berger
                                   Title: Authorized Signatory

                            SILVER PRIVATE INVESTMENTS, LLC

                            By:    /s/ Peter Berger
                                   ----------------------------------
                                   Name:  Peter Berger
                                   Title: Authorized Signatory

                            SIRIS PARTNERS III, L.P.
                            SIRIS PARTNERS III PARALLEL, L.P.
                            By: Siris Partners GP III, L.P., its general partner
                            By: Siris GP HoldCo III, LLC, its general
                            partner

                            By:    /s/ Peter Berger
                                   ----------------------------------
                                   Name:  Peter Berger
                                   Title: Managing Member

                            SIRIS PARTNERS GP III, L.P.
                            By: Siris GP HoldCo III, LLC, its general
                            partner

                            By:    /s/ Peter Berger
                                   ----------------------------------
                                   Name:  Peter Berger
                                   Title: Managing Member

                            SIRIS GP HOLDCO III, LLC

                            By:    /s/ Peter Berger
                                   ----------------------------------
                                   Name:  Peter Berger
                                   Title: Managing Member

                            SIRIS CAPITAL GROUP III, L.P.
                            By: Siris Advisor HoldCo III, LLC, its general
                            partner

                            By:    /s/ Peter Berger
                                   ----------------------------------
                                   Name:  Peter Berger
                                   Title: Managing Member

                            SIRIS CAPITAL GROUP, LLC
                            By:  Siris Advisor HoldCo, LLC, its managing
                            member

                            By:    /s/ Peter Berger
                                   ----------------------------------
                                   Name:  Peter Berger
                                   Title: Managing Member

                            SIRIS ADVISOR HOLDCO III, LLC

                            By:    /s/ Peter Berger
                                   ----------------------------------
                                   Name:  Peter Berger
                                   Title: Managing Member

                            SIRIS ADVISOR HOLDCO, LLC

                            By:    /s/ Peter Berger
                                   ----------------------------------
                                   Name:  Peter Berger
                                   Title: Managing Member